Exhibit 99.1

Microsoft Cloud Strength Fuels Third Quarter Results

REDMOND, Wash. — April 25, 2024 — Microsoft Corp. today announced the following results for the quarter ended March 31, 2024, as compared to the corresponding period of last fiscal year:

•
Revenue was $61.9 billion and increased 17%
•
Operating income was $27.6 billion and increased 23%
•
Net income was $21.9 billion and increased 20%
•
Diluted earnings per share was $2.94 and increased 20%

“Microsoft Copilot and Copilot stack are orchestrating a new era of AI transformation, driving better business outcomes across every role and industry,” said Satya Nadella, chairman and chief executive officer of Microsoft.

“This quarter Microsoft Cloud revenue was $35.1 billion, up 23% year-over-year, driven by strong execution by our sales teams and partners,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Business Highlights

Revenue in Productivity and Business Processes was $19.6 billion and increased 12% (up 11% in constant currency), with the following business highlights:

•
Office Commercial products and cloud services revenue increased 13% (up 12% in constant currency) driven by Office 365 Commercial revenue growth of 15%
•
Office Consumer products and cloud services revenue increased 4% and Microsoft 365 Consumer subscribers grew to 80.8 million
•
LinkedIn revenue increased 10% (up 9% in constant currency)
•
Dynamics products and cloud services revenue increased 19% (up 17% in constant currency) driven by Dynamics 365 revenue growth of 23% (up 22% in constant currency)

Revenue in Intelligent Cloud was $26.7 billion and increased 21%, with the following business highlights:

•
Server products and cloud services revenue increased 24% driven by Azure and other cloud services revenue growth of 31%

Revenue in More Personal Computing was $15.6 billion and increased 17%, with the following business highlights:

•
Windows revenue increased 11% with Windows OEM revenue growth of 11% and Windows Commercial products and cloud services revenue growth of 13% (up 12% in constant currency)
•
Devices revenue decreased 17% (down 16% in constant currency)
•
Xbox content and services revenue increased 62% (up 61% in constant currency) driven by 61 points of net impact from the Activision acquisition
•
Search and news advertising revenue excluding traffic acquisition costs increased 12%

Microsoft returned $8.4 billion to shareholders in the form of share repurchases and dividends in the third quarter of fiscal year 2024.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To better execute on Microsoft’s mission, we focus our Environmental, Social, and Governance (ESG) efforts where we can have the most positive impact. To learn more about our latest initiatives and priorities, please visit our investor relations ESG website.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Brett Iversen, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on April 25, 2025.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended March 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$52,857	$22,352	$18,299	$2.45
2024 As Reported (GAAP)	$61,858	$27,581	$21,939	$2.94
Percentage Change Y/Y (GAAP)	17%	23%	20%	20%
Constant Currency Impact	$189	$167	$(76)	$(0.01)
Percentage Change Y/Y Constant Currency	17%	23%	20%	20%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended March 31,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2023 As Reported (GAAP)	$17,516	$22,081	$13,260
2024 As Reported (GAAP)	$19,570	$26,708	$15,580
Percentage Change Y/Y (GAAP)	12%	21%	17%
Constant Currency Impact	$85	$65	$39
Percentage Change Y/Y Constant Currency	11%	21%	17%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended March 31, 2024

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	23%	0%	23%
Office Commercial products and cloud services	13%	(1)%	12%
Office 365 Commercial	15%	0%	15%
Office Consumer products and cloud services	4%	0%	4%
LinkedIn	10%	(1)%	9%
Dynamics products and cloud services	19%	(2)%	17%
Dynamics 365	23%	(1)%	22%
Server products and cloud services	24%	0%	24%
Azure and other cloud services	31%	0%	31%
Windows	11%	0%	11%
Windows OEM	11%	0%	11%
Windows Commercial products and cloud services	13%	(1)%	12%
Devices	(17)%	1%	(16)%
Xbox content and services	62%	(1)%	61%
Search and news advertising excluding traffic acquisition costs	12%	0%	12%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) enables digital transformation for the era of an intelligent cloud and an intelligent edge. Its mission is to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•
intense competition in all of our markets that may lead to lower revenue or operating margins;
•
focus on cloud-based services presenting execution and competitive risks;
•
significant investments in products and services that may not achieve expected returns;
•
acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
•
impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

•
cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
•
disclosure and misuse of personal data that could cause liability and harm to our reputation;
•
the possibility that we may not be able to protect information stored in our products and services from use by others;
•
abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
•
the development of the internet of things presenting security, privacy, and execution risks;
•
issues about the use of artificial intelligence in our offerings that may result in reputational or competitive harm, or legal liability;
•
excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
•
quality or supply problems;
•
government enforcement under competition laws and new market regulation may limit how we design and market our products;
•
potential consequences of trade and anti-corruption laws;
•
potential consequences of existing and increasing legal and regulatory requirements;
•
laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
•
claims against us that may result in adverse outcomes in legal disputes;
•
uncertainties relating to our business with government customers;
•
additional tax liabilities;
•
an inability to protect and utilize our intellectual property may harm our business and operating results;
•
claims that Microsoft has infringed the intellectual property rights of others;
•
damage to our reputation or our brands that may harm our business and operating results;
•
adverse economic or market conditions that may harm our business;
•
catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
•
exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange and
•
the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of March 31, 2024. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Brett Iversen, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2024	2023	2024	2023

Revenue:
Product	$17,080	$15,588	$51,556	$47,846
Service and other	44,778	37,269	128,839	107,880

Total revenue	61,858	52,857	180,395	155,726

Cost of revenue:
Product	4,339	3,941	13,834	13,933
Service and other	14,166	12,187	40,596	35,135

Total cost of revenue	18,505	16,128	54,430	49,068

Gross margin	43,353	36,729	125,965	106,658
Research and development	7,653	6,984	21,454	20,456
Sales and marketing	6,207	5,750	17,640	16,555
General and administrative	1,912	1,643	5,363	5,378

Operating income	27,581	22,352	81,508	64,269
Other income (expense), net	(854)	321	(971)	315

Income before income taxes	26,727	22,673	80,537	64,584
Provision for income taxes	4,788	4,374	14,437	12,304

Net income	$21,939	$18,299	$66,100	$52,280

Earnings per share:
Basic	$2.95	$2.46	$8.90	$7.02
Diluted	$2.94	$2.45	$8.85	$6.99

Weighted average shares outstanding:
Basic	7,431	7,441	7,431	7,450
Diluted	7,472	7,464	7,467	7,474

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023

Net income	$21,939	$18,299	$66,100	$52,280

Other comprehensive income (loss), net of tax:
Net change related to derivatives	10	(9)	28	(34)
Net change related to investments	(202)	753	869	(796)
Translation adjustments and other	(294)	69	11	(136)

Other comprehensive income (loss)	(486)	813	908	(966)

Comprehensive income	$21,453	$19,112	$67,008	$51,314

BALANCE SHEETS

(In millions) (Unaudited)

	March 31, 2024	June 30, 2023

Assets
Current assets:
Cash and cash equivalents	$19,634	$34,704
Short-term investments	60,387	76,558

Total cash, cash equivalents, and short-term investments	80,021	111,262
Accounts receivable, net of allowance for doubtful accounts of $616 and $650	44,029	48,688
Inventories	1,304	2,500
Other current assets	21,826	21,807

Total current assets	147,180	184,257
Property and equipment, net of accumulated depreciation of $74,945 and $68,251	121,375	95,641
Operating lease right-of-use assets	17,371	14,346
Equity and other investments	14,807	9,879
Goodwill	119,163	67,886
Intangible assets, net	28,828	9,366
Other long-term assets	35,551	30,601

Total assets	$484,275	$411,976

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$18,087	$18,095
Short-term debt	20,535	0
Current portion of long-term debt	2,249	5,247
Accrued compensation	10,432	11,009
Short-term income taxes	7,311	4,152
Short-term unearned revenue	41,888	50,901
Other current liabilities	18,023	14,745

Total current liabilities	118,525	104,149
Long-term debt	42,658	41,990
Long-term income taxes	26,786	25,560
Long-term unearned revenue	2,945	2,912
Deferred income taxes	2,469	433
Operating lease liabilities	14,469	12,728
Other long-term liabilities	23,271	17,981

Total liabilities	231,123	205,753

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,433 and 7,432	99,193	93,718
Retained earnings	159,394	118,848
Accumulated other comprehensive loss	(5,435)	(6,343)

Total stockholders' equity	253,152	206,223

Total liabilities and stockholders' equity	$484,275	$411,976

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023

Operations
Net income	$21,939	$18,299	$66,100	$52,280
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	6,027	3,549	15,907	9,987
Stock-based compensation expense	2,703	2,465	8,038	7,195
Net recognized losses (gains) on investments and derivatives	49	(40)	261	152
Deferred income taxes	(1,323)	(1,675)	(3,593)	(4,171)
Changes in operating assets and liabilities:
Accounts receivable	(2,028)	(1,408)	6,055	7,157
Inventories	260	106	1,229	868
Other current assets	951	1,152	880	428
Other long-term assets	(2,137)	(554)	(5,577)	(1,285)
Accounts payable	648	(407)	(659)	(4,032)
Unearned revenue	(645)	(181)	(10,309)	(8,689)
Income taxes	2,622	1,414	2,493	(1,039)
Other current liabilities	2,803	1,715	215	(490)
Other long-term liabilities	48	6	313	451

Net cash from operations	31,917	24,441	81,353	58,812

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	(3,810)	0	6,392	0
Proceeds from issuance of debt	6,352	0	24,198	0
Repayments of debt	(11,589)	0	(16,005)	(1,750)
Common stock issued	522	536	1,468	1,354
Common stock repurchased	(4,213)	(5,509)	(13,044)	(16,541)
Common stock cash dividends paid	(5,572)	(5,059)	(16,197)	(14,746)
Other, net	(498)	(258)	(1,006)	(839)

Net cash used in financing	(18,808)	(10,290)	(14,194)	(32,522)

Investing
Additions to property and equipment	(10,952)	(6,607)	(30,604)	(19,164)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(1,575)	(301)	(67,790)	(1,329)
Purchases of investments	(2,183)	(9,063)	(14,901)	(25,675)
Maturities of investments	3,350	13,154	23,218	26,744
Sales of investments	1,941	1,239	8,871	8,725
Other, net	(1,281)	(1,686)	(916)	(2,847)

Net cash used in investing	(10,700)	(3,264)	(82,122)	(13,546)

Effect of foreign exchange rates on cash and cash equivalents	(80)	29	(107)	(113)

Net change in cash and cash equivalents	2,329	10,916	(15,070)	12,631
Cash and cash equivalents, beginning of period	17,305	15,646	34,704	13,931

Cash and cash equivalents, end of period	$19,634	$26,562	$19,634	$26,562

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023

Revenue

Productivity and Business Processes	$19,570	$17,516	$57,411	$50,983
Intelligent Cloud	26,708	22,081	76,847	63,914
More Personal Computing	15,580	13,260	46,137	40,829

Total	$61,858	$52,857	$180,395	$155,726

Operating Income

Productivity and Business Processes	$10,143	$8,639	$30,397	$25,137
Intelligent Cloud	12,513	9,476	36,725	27,358
More Personal Computing	4,925	4,237	14,386	11,774

Total	$27,581	$22,352	$81,508	$64,269